UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-40205 (Commission File Number)	77-0487526 (IRS Employer Identification No.)

One Lagoon Drive Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 598-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2029	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
4.000% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Issuance of C$650,000,000 Senior Notes due 2030 and C$600,000,000 Senior Notes due 2035

On May 7, 2026, Equinix Canada Financing Ltd (the “Issuer”), an Ontario corporation and an indirect, wholly-owned subsidiary of Equinix, Inc. (the “Guarantor”), a Delaware corporation, issued and sold C$650,000,000 aggregate principal amount of its 3.950% Senior Notes due 2030 (the “2030 Notes”) and C$600,000,000 aggregate principal amount of its 4.750% Senior Notes due 2035 (the “2035 Notes”, and together with the 2030 Notes, the “Notes”), in each case, fully and unconditionally guaranteed by the Guarantor (the “Guarantees”, together with the Notes, the “Securities”), pursuant to an underwriting agreement dated April 30, 2026 (the “Underwriting Agreement”) among the Issuer, the Guarantor and the several underwriters named in Schedule II thereto.

The Securities were issued pursuant to an indenture dated November 24, 2025 (the “Base Indenture”) by and among the Issuer, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture dated May 7, 2026 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “2030 Notes Indenture”) with respect to the 2030 Notes and the Third Supplemental Indenture dated May 7, 2026 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “2035 Notes Indenture”)(the Second Supplemental Indenture together with the Third Supplemental Indenture, the “Supplemental Indentures”)(the 2030 Notes Indenture together with the 2035 Notes Indenture, the “Indentures”) with respect to the 2035 Notes, in each case, by and among the Issuer, the Guarantor and the Trustee.

The Securities were offered pursuant to a Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (No. 333-275203), which became effective upon filing with the Securities and Exchange Commission on February 13, 2026, including the prospectus contained therein dated February 13, 2026, a preliminary prospectus supplement dated April 30, 2026, and a final prospectus supplement dated April 30, 2026.

The 2030 Notes will bear interest at the rate of 3.950% per annum and will mature on May 15, 2030. Interest on the 2030 Notes is payable semi-annually on May 15 and November 15 of each year, beginning on November 15, 2026.

The 2035 Notes will bear interest at the rate of 4.750% per annum and will mature on May 15, 2035. Interest on the 2035 Notes is payable semi-annually on May 15 and November 15 of each year, beginning on November 15, 2026.

Prior to April 15, 2030 (the “2030 Par Call Date”), the Issuer may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) 100% of the aggregate principal amount of the 2030 Notes to be redeemed, and (ii) a price for the 2030 Notes being redeemed, calculated on the business day preceding the date on which the Issuer issues the notice of redemption pursuant to the 2030 Notes Indenture and in accordance with generally accepted Canadian financial practice, to provide a yield to the 2030 Par Call Date equal to the Government of Canada Yield (as defined in the Second Supplemental Indenture) plus 21.5 basis points, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

On or after the 2030 Par Call Date, the Issuer may redeem the 2030 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the aggregate principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

Prior to February 15, 2035 (the “2035 Par Call Date”), the Issuer may redeem the 2035 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) 100% of the aggregate principal amount of the 2035 Notes to be redeemed, and (ii) a price for the 2035 Notes being redeemed, calculated on the business day preceding the date on which the Issuer issues the notice of redemption pursuant to the 2035 Notes Indenture and in accordance with generally accepted Canadian financial practice, to provide a yield to the 2035 Par Call Date equal to the Government of Canada Yield (as defined in the Third Supplemental Indenture) plus 31 basis points, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

On or after the 2035 Par Call Date, the Issuer may redeem the 2035 Notes, at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the aggregate principal amount of the 2035 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

Upon a change of control triggering event, as defined in the Indentures, the Issuer will be required to make an offer to purchase each series of Notes at a purchase price equal to 101% of the principal amount of such series of Notes on the date of purchase, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Notes are fully and unconditionally guaranteed on an unsecured basis by the Guarantor. The Notes are the Issuer’s unsecured senior obligations and rank equally in right of payment to any of the Issuer’s existing and future unsecured and unsubordinated indebtedness and are structurally subordinated to any of the liabilities of the Issuer’s subsidiaries, if any. In addition, the Guarantor’s obligations under the Guarantees rank equally with all of its other unsecured and unsubordinated indebtedness and are effectively subordinated to all of the existing and future secured indebtedness of the Guarantor and structurally subordinated to all of the existing and future indebtedness and liabilities of other subsidiaries of the Guarantor.

The Indentures contain restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indentures contain customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the applicable series of Notes then outstanding may declare the principal of such series of Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Issuer, the Guarantor, or any of its Material Subsidiaries (as defined in the Supplemental Indentures), the principal amount of each series of Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

The above descriptions of the Indentures and the Securities are qualified in their entirety by reference to the Base Indenture and the Supplemental Indentures. A copy of the Base Indenture, the Supplemental Indentures, and the forms of the Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K.

Copies of the opinions of Davis Polk & Wardwell LLP and Blake, Cassels & Graydon LLP relating to the validity of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibit 5.1 and 5.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement, dated April 30, 2026 among Equinix Canada Financing Ltd, as issuer, Equinix, Inc., as guarantor, and Merrill Lynch Canada Inc., RBC Dominion Securities Inc., Scotia Capital Inc., and TD Securities Inc. as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of November 24, 2025, among Equinix Canada Financing Ltd, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.2*	Second Supplemental Indenture, dated as of May 7, 2026, among Equinix Canada Financing Ltd, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.3*	Third Supplemental Indenture, dated as of May 7, 2026, among Equinix Canada Financing Ltd, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.4*	Form of 3.950% Senior Note due 2030 (included in Exhibit 4.2)

4.5*	Form of 4.750% Senior Note due 2035 (included in Exhibit 4.3)

5.1*	Opinion of Davis Polk & Wardwell LLP

5.2*	Opinion of Blake, Cassels & Graydon LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2*	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Olivier Leonetti
Name:	Olivier Leonetti
Title:	Chief Financial Officer

Date: May 7, 2026